Exhibit 10.1

FROM Christophe Mourey Senior Vice-President Contracts DATE July 23rd 2015 FAX +33 (0)5 61 93 47 27 OUR REFERENCE 150625 JBU Config Letter COPY Gary Brooks Rob Luken Chloe Marcel
TO
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, NY 11101
Attention: Mark D. Powers
EVP Chief Financial Officer mark.powers@ietblue.com
Telefax: +1 718 709 3639
Copy:
Ursula Hurley
Dora Habachy

CONFIGURATION MATTERS
Reference is made to the A320 family purchase agreement between JetBlue Airways Corporation (“JetBlue”) and Airbus S.A.S. (“Airbus”), dated October 19th 2011, as amended and supplemented from time to time (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined in this letter shall have the meaning assigned to them in the Purchase Agreement.
Dear Sir,
Cabin Layout Schedule - 2016
Airbus and JetBlue each confirm and agree that subject to the terms of the Purchase Agreement, the Aircraft scheduled for delivery in calendar year 2016 will have the cabin layout configurations and delivery locations detailed in the table below. Accordingly, Airbus agrees to [***] which is detailed in Clause 1.2 of Amendment No.2 to the Purchase Agreement.

Month	Configuration	Location
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4813-9001-2201.1

Exhibit 10.1

This Letter contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between Airbus and JetBlue.
This Letter is subject to the confidentiality provisions set forth in Clause 22.10 of the Purchase Agreement.
This letter shall be governed by and construed in accordance with the governing law and jurisdiction provisions set forth in Clause 22.6 of the Purchase Agreement.
Yours faithfully,
Airbus S.A.S.
/s/ Christophe Mourey
Name: Christophe Mourey
Title: Senior Vice-President Contracts
Acknowledged and agreed for
JetBlue Airways Corporation
/s/ Mark D. Powers
Name: Mark D. Powers
Title: EVP, CFO

4813-9001-2201.1